Supplement dated September 28, 2016
to the Prospectus and Summary Prospectus, as supplemented, of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust I
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund	3/1/2016
Effective October 1, 2016, the list of portfolio managers in the subsection “Fund Management” in the "Summary of the Fund" section of the Prospectus and Summary Prospectus is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian McGreevy	Senior Portfolio Manager	Co-manager	2002
Paul Fuchs, CFA	Senior Portfolio Manager	Co-manager	October 2016
The rest of the section remains the same.
Effective October 1, 2016, the caption "Portfolio Manager” and the information beneath it, in the “More Information About the Fund — Primary Service Providers” section of the Prospectus is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian McGreevy	Senior Portfolio Manager	Co-manager	2002
Paul Fuchs, CFA	Senior Portfolio Manager	Co-manager	October 2016
Mr. McGreevy joined one of the Columbia Management legacy firms or acquired business lines in 1994. Mr. McGreevy began his investment career in 1982 and earned a B.S. from the University of Massachusetts at Dartmouth and a Masters from Harvard University Extension School.
Mr. Fuchs joined one of the Columbia Management legacy firms or acquired business lines in 1999. Mr. Fuchs began his investment career in 1994 and earned a B.S. in Finance from the University of Massachusetts and an M.B.A. from Suffolk University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP131_10_001_(09/16)